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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (date of earliest event reported): February 26, 2002

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                        Cogent Communications Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                     1-31227
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                              (Commission File No.)


                                   52-2337274
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                        (IRS Employer Identification No.)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                              1015 31st Street N.W.
                              Washington, DC 20007
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                    (Address of Principal Executive Offices)


                                 (202) 295-4200
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         As summarized in the press release attached as Exhibit 99.1, on February 26, 2002, Cogent Communications Group, Inc. ("Cogent") together with PSINet Inc. ("PSINet") announced the signing of a definitive agreement that provide for the acquisition by Cogent of certain assets of PSINet. Please see the press release attached as Exhibit 99.1 and the Asset Purchase Agreement attached as Exhibit 2.1.

ITEM 7.  EXHIBITS

2.1 Asset Purchase Agreement, dated February 26, 2002, by and among Cogent Communications Group, Inc., PSINet, Inc. et al.

99.1 Press Release of Cogent Communications Group, Inc., announcing the acquisition of certain assets of PSINet Inc., issued on February 27, 2002.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 27, 2002               COGENT COMMUNICATIONS GROUP, INC.


                                      BY: /s/ ROBERT BEURY
                                      ------------------------------------------
                                          Name:  Robert Beury
                                          Title: Vice President,
                                                 General Counsel


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                                  Exhibit Index

2.1 Asset Purchase Agreement, dated February 26, 2002, by and among Cogent Communications Group, Inc., PSINet, Inc. et al.

99.1 Press Release of Cogent Communications Group, Inc., announcing the acquisition of certain assets of PSINet Inc., issued on February 27, 2002.